Supplement, dated December 21, 2006

to Prospectus, dated May 1, 2000, as supplemented March 21, 2001

THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

THE AMERICAN SEPARATE ACCOUNT NO. 3

VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

The information set forth below supplements and supersedes certain information in the last-filed Prospectus for the American Separate Account No. 3, dated May 1, 2000, as supplemented March 21, 2001.  The purpose of this supplement is to reflect a name change whereby American Life Insurance Company of New York (“American Life”) is now known as Wilton Reassurance Life Company of New York (“Wilton Re NY”).  The home address of Wilton Re NY is now 6 International Drive, Suite 190, Rye Brook, NY 10573.  The name of the Separate Account will remain unchanged.

The name and address change are a result of the fact that the former American Life Insurance Company of New York (now Wilton Re NY), was acquired by Wilton Reassurance Company, effective September 27, 2006.

To contact Wilton Re NY, please note the following:

By mail, for all transactions:	Wilton Reassurance Life Company of New York
P.O. Box 4837
New York, NY 10185-0049

By phone, for information:	800-392-4082

You may change your allocation instructions for future Contributions or Premiums, transfer your Account Balance among Investment Alternatives and make withdrawals from your Account Balance only by written request mailed to the address shown above.  We will apply each additional contribution or Premium for you when we receive it at the address above or, if your employer is forwarding the Contribution or Premium, when we receive it at the address above or by wire transfer of Federal funds into our designated bank account.

Wilton Re U.S. Holdings, Inc. is a privately owned insurance holding company headquartered in Wilton, Connecticut.